SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2003

THE BEAR STEARNS COMPANIES INC.

Exact Name of Registrant as Specified in its Charter

DELAWARE (State or Other Jurisdiction of Incorporation)	File No. 1-8989 (Commission File Number)	13-3286161 (IRS Employer Identification Number)

383 Madison Avenue, New York, New York            10179
(Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:   (212) 272-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

Filed herewith is a copy of The Bear Stearns Companies Inc. (the “Company”) Press Release, dated February 24, 2003, announcing its regular quarterly cash dividend on its outstanding shares of Adjustable Rate Cumulative Preferred Stock, Series A, 6.15% Cumulative Preferred Stock, Series E, 5.72% Cumulative Preferred Stock, Series F and 5.49% Cumulative Preferred Stock, Series G.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                          (a) Financial Statements of business acquired:

                                         Not applicable.

                          (b) Pro Forma financial information:

                                         Not applicable.

                          (c) Exhibit:

                                         (99) Press Release, dated February 24, 2003.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                                    THE BEAR STEARNS COMPANIES INC.

By:	/s/ Marshall J Levinson Marshall J Levinson Controller (Principal Accounting Officer)

Dated: February 25, 2003

THE BEAR STEARNS COMPANIES INC.

FORM 8-K

CURRENT REPORT

EXHIBIT INDEX

Exhibit No.                               Description

(99)                                    Press Release, dated February 24, 2003

For Immediate Release

Contact:    Elizabeth Ventura (212) 272-9251
                   Kerri Kelly (212) 272-2529

THE BEAR STEARNS COMPANIES INC.
DECLARES PREFERRED STOCK DIVIDEND

        NEW YORK –February 24, 2003– The Board of Directors of The Bear Stearns Companies Inc. (NYSE: BSC) declared a quarterly cash dividend of 68.75 cents per share on the outstanding shares of Adjustable Rate Cumulative Preferred Stock, Series A, payable April 15, 2003 to stockholders of record on March 31, 2003. In addition, other regular dividends declared by the Board of Directors include: (i) a cash dividend of $3.075 per share on the outstanding shares of 6.15% Cumulative Preferred Stock, Series E (which is equivalent to 76.875 cents per related depositary share); (ii) a cash dividend of $2.86 per share on the outstanding shares of 5.72% Cumulative Preferred Stock, Series F (which is equivalent to 71.50 cents per related depositary share); and (iii) a cash dividend of $2.745 per share on the outstanding shares of 5.49% Cumulative Preferred Stock, Series G (which is equivalent to 68.625 cents per related depositary share) all payable April 15, 2003 to stockholders of record on March 31, 2003.

        Founded in 1923, The Bear Stearns Companies Inc. (NYSE: BSC) is the parent company of Bear, Stearns & Co. Inc., a leading investment banking and securities trading and brokerage firm. With approximately $30.6 billion in total capital, Bear Stearns serves governments, corporations, institutions and individuals worldwide. The company’s business includes corporate finance and mergers and acquisitions, institutional equities and fixed income sales, trading and research, private client services, derivatives, foreign exchange and futures sales and trading, asset management and custody services. Through Bear, Stearns Securities Corp., it offers financing, securities lending, clearing and technology solutions to hedge funds, broker-dealers and investment advisors. Headquartered in New York City, the company has approximately 10,500 employees worldwide. For additional information about Bear Stearns, please visit the firm’s Web site at http://www.bearstearns.com.